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                                                                    EXHIBIT 24.1

                        POWER OF ATTORNEY OF DIRECTORS

                    KNOW BY ALL PERSONS BY THESE PRESENTS:

Each of the undersigned hereby constitutes and appoints Donald G. Fisher and Anne B. Gust, each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to 1,000,000 shares of common stock issuable under The Gap, Inc. UK Employee Stock Purchase Plan, and any and all amendments of such Registration Statement, including post-effective amendments, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, thereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.


/s/ Adrian D.P. Bellamy                      Date:  September 6, 2000
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Adrian D. P. Bellamy


/s/ Evan S. Dobelle                          Date:  September 6, 2000
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Evan S. Dobelle


/s/ Millard S. Drexler                       Date:  September 6, 2000
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Millard S. Drexler


/s/ Donald G. Fisher                         Date:  September 6, 2000
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Donald G. Fisher


/s/ Doris F. Fisher                          Date:  September 6, 2000
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Doris F. Fisher


/s/ Robert J. Fisher                         Date:  September 6, 2000
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Robert J. Fisher
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/s/ Glenda A. Hatchett
----------------------------                 Date:  September 6, 2000
Glenda A. Hatchett


/s/ John M. Lillie                           Date:  September 6, 2000
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John M. Lillie


/s/ Steven P. Jobs                           Date:  September 6, 2000
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Steven P. Jobs


/s/ Charles R. Schwab                        Date:  September 6, 2000
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Charles R. Schwab


/s/ Brooks Walker, Jr.                       Date:  September 6, 2000
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Brooks Walker, Jr.


/s/ Sergio Zyman                             Date:  September 6, 2000
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Sergio Zyman